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                                                                    Exhibit 10.2

                          Schedule of Omitted Document

     Pursuant to Instruction No. 2 to Item 601 of Regulation S-K, MGM Grand, Inc, has omitted from the Exhibits filed with its Current Report on Form 8-K the 364-Day Loan Agreement Guaranty, which differs from the Second Amended and Restated Loan Agreement Guaranty filed as Exhibit 10.1 to this Current Report solely to the extent that each guaranty supports a different agreement. The parties and substantive text of both guarantees are exactly the same.